UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 26, 2006

COMSYS IT PARTNERS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-13956 (Commission File Number)	56-1930691 (IRS Employer Identification No.)
4400 Post Oak Parkway, Suite 1800
Houston, Texas 77027
(Address of Principal Executive Offices)
(713) 386-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for COMSYS IT Partners, Inc. for the three and nine months ended October 1, 2006 and certain forward-looking statements as presented in a press release of November 1, 2006. The information in this Form 8-K and the exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
     Exhibit 99.1 discloses certain financial measures which are considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. We believe revenue and net income net of certain items and adjusted EBITDA to be relevant and useful information to our investors in assessing our financial operating results as these measures are used by our management in evaluating our financial performance, liquidity, our ability to service debt and fund capital expenditures. However, these measures should be considered in addition to, and not as a substitute, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles, and may not be comparable to similarly titled measures reported by other companies. The non-GAAP measures included in our press release have been reconciled to the nearest GAAP measures as required under SEC rules regarding the use of non-GAAP financial measures.
Item 8.01. Other Events.
     We issued a press release dated October 26, 2006 announcing that the Company named Mike Barker as its new Chief Operating Officer. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference in this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Exhibit

99.1*	Press release entitled “COMSYS IT Partners, Inc. Reports Third Quarter Results.”
99.2*	Press release entitled “COMSYS Names Mike Barker as Chief Operating Officer and Appoints Jerry Jewell as Senior Vice President of Sales.”

*	Filed herewith.
[SIGNATURE PAGE TO FOLLOW]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.

Date: November 1, 2006	By: Name:	/s/ JOSEPH C. TUSA, JR. Joseph C. Tusa, Jr.
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1*	Press release entitled “COMSYS IT Partners, Inc. Reports Third Quarter Results.”.
99.2*	Press release entitled “COMSYS Names Mike Barker as Chief Operating Officer and Appoints Jerry Jewell as Senior Vice President of Sales.”

*	Filed herewith.